SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 7, 2005
                                                        -----------------

                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

          Texas                         000-24057                 78-1847108
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000

ITEM 7.01.  Regulation FD Disclosure.

         On February 7, 2005, Rush Financial Technologies, Inc. issued a press release announcing its trade volume report for the month of January 2005. Such press release is attached as Exhibit 99.1 and incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed" with, the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

               99.1 Press Release of Rush Financial Technologies, Inc. filed February 7, 2005.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.
                                            (Registrant)

Date:  February 7, 2005                     By: /s/ Dewey M. Moore, Jr.
                                            -------------------------------
                                            Dewey M. Moore, Jr.
                                            Chief Executive Officer


                                  EXHIBIT INDEX

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  Exhibit #                                     Description            Page #
------------- ------------------------------------------------------ ----------
    99.1        Press Release of Rush Financial Technologies, Inc.        3
                filed February 7, 2005
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